LEMONBREW LENDING ACQUISITION (Details Narrative) - USD ($)	Dec. 09, 2022	Dec. 31, 2023	Dec. 31, 2022
IfrsStatementLineItems [Line Items]
Cash		$ 14,707,000	$ 10,846,000
Number of shares issued		1,200,000
Lemon Brew Lending Corp [Member]
IfrsStatementLineItems [Line Items]
Percentage of equity interests acquired	100.00%
Aggregate purchase price	$ 1,250,000
Cash	$ 800,000
Number of shares issued	351,837
Deemed per share price	$ 1.279
Equity-settled shared-based consideration	$ 450,000
Performance based milestone payments	2,500,000
Payable in cash	2,000,000
Payable in restricted share units	$ 500,000
Performance based milestones description	LemonBrew achieving at least $500 thousand in EBITDA for the first 12-month period following closing, $1 million in EBITDA for the second 12-month period following closing, and $2 million in EBITDA for the third 12-month period following closing; and
Intangible Assets	$ 529,000
Goodwill	$ 721,000